UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 10, 2005

Doane Pet Care Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-27818	43-1350515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

210 Westwood Place South,
Suite 400
Brentwood, TN	37027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 373-7774

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operation and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Section 2—Financial Information.

Item 2.02. Results of Operation and Financial Condition.

     On May 10, 2005, we issued a press release with respect to our quarterly earnings for the first quarter of fiscal 2005. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9—Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press Release Dated May 10, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOANE PET CARE COMPANY

	By:	/s/ PHILIP K. WOODLIEF

Philip K. Woodlief Vice President, Finance and Chief Financial Officer

	By:	/s/ STEPHEN P. HAVALA

Stephen P. Havala Corporate Controller and Principal Accounting Officer
Date: May 10, 2005

EXHIBIT INDEX

Exhibit
Index	Description
99.1	Press Release Dated May 10, 2005